Exhibit 99.B
EL PASO CORPORATION
Operating Statistics
Third Quarter 2007
Table of Contents

Page

Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Corporate and other
Earnings Before Interest Expense and Income Taxes	12

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Operating revenues	$1,166	$942	$3,386	$3,368

Operating expenses
Cost of products and services	55	69	170	201
Operation and maintenance	348	334	978	957
Depreciation, depletion and amortization	293	260	850	766
Taxes, other than income taxes	53	61	185	180

	749	724	2,183	2,104

Operating income	417	218	1,203	1,264

Earnings from unconsolidated affiliates	(6)	55	75	121
Loss on debt extinguishment	-	(17)	(287)	(26)
Other income, net	72	51	178	142

	66	89	(34)	237

Earnings before interest expense, income taxes, and other charges	483	307	1,169	1,501

Interest and debt expense	(228)	(294)	(742)	(941)

Income before income taxes	255	13	427	560

Income taxes	100	(98)	151	14

Income from continuing operations	155	111	276	546

Discontinued operations, net of income taxes	-	24	674	95

Net income	155	135	950	641

Preferred stock dividends	9	9	28	28

Net income available to common stockholders	$146	$126	$922	$613

Earnings per common share
Basic
Income from continuing operations	$0.21	$0.15	$0.36	$0.77
Discontinued operations, net of income taxes	-	0.03	0.97	0.14

Net income per common share	$0.21	$0.18	$1.33	$0.91

Diluted
Income from continuing operations	$0.20	$0.15	$0.35	$0.74
Discontinued operations, net of income taxes	-	0.03	0.96	0.13

Net income per common share	$0.20	$0.18	$1.31	$0.87

Weighted average common shares outstanding
Basic	696	693	695	673

Diluted	759	697	699	734

Dividends declared per common share	$0.04	$0.04	$0.12	$0.12

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2007			2006				Year-to-Date
(In millions, except per common share amounts)	First	Second	Third	First	Second	Third	Fourth	2007	2006

Operating revenues	$1,022	$1,198	$1,166	$1,337	$1,089	$942	$913	$3,386	$3,368

Operating expenses
Cost of products and services	55	60	55	62	70	69	37	170	201
Operation and maintenance	301	329	348	285	338	334	380	978	957
Depreciation, depletion and amortization	271	286	293	250	256	260	281	850	766
Taxes, other than income taxes	60	72	53	57	62	61	52	185	180

Total operating expenses	687	747	749	654	726	724	750	2,183	2,104

Operating income	335	451	417	683	363	218	163	1,203	1,264

Earnings from unconsolidated affiliates	37	44	(6)	29	37	55	24	75	121
Loss on debt extinguishment	(201)	(86)	-	(6)	(3)	(17)	-	(287)	(26)
Other income, net	45	61	72	50	41	51	62	178	142

Earnings before interest expense, income taxes and other charges	216	470	483	756	438	307	249	1,169	1,501

Interest and debt expense	(283)	(231)	(228)	(331)	(316)	(294)	(287)	(742)	(941)

Income (loss) before income taxes	(67)	239	255	425	122	13	(38)	427	560
Income taxes	(19)	70	100	124	(12)	(98)	(23)	151	14

Income (loss) from continuing operations	(48)	169	155	301	134	111	(15)	276	546

Discontinued operations, net of income taxes	677	(3)	-	55	16	24	(151)	674	95

Consolidated net income (loss)	629	166	155	356	150	135	(166)	950	641

Preferred stock dividends	9	10	9	10	9	9	9	28	28

Net income (loss) available to common stockholders	$620	$156	$146	$346	$141	$126	$(175)	$922	$613

Basic earnings (losses) per common share	$0.89	$0.23	$0.21	$0.53	$0.21	$0.18	$(0.25)	$1.33	$0.91
Diluted earnings (losses) per common share	$0.89	$0.22	$0.20	$0.49	$0.21	$0.18	$(0.25)	$1.31	$0.87

Basic average common shares outstanding	694	696	696	656	671	693	693	695	673
Diluted average common shares outstanding	694	757	759	724	732	697	693	699	734

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2007			2006				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2007	2006

Operating revenues
Pipelines	$644	$614	$586	$643	$580	$582	$597	$1,844	$1,805
Exploration and Production	505	575	575	466	462	456	470	1,655	1,384
Marketing	(135)	(16)	(9)	205	18	(105)	(176)	(160)	118
Power	-	-	-	1	2	3	-	-	6
Corporate and other, including eliminations (1)	8	25	14	22	27	6	22	47	55

Consolidated total	$1,022	$1,198	$1,166	$1,337	$1,089	$942	$913	$3,386	$3,368

Depreciation, depletion and amortization
Pipelines	$94	$91	$94	$93	$93	$92	$92	$279	$278
Exploration and Production	170	189	194	146	156	163	180	553	465
Marketing	1	1	-	1	1	1	1	2	3
Power	-	-	1	-	1	-	1	1	1
Corporate and other (1)	6	5	4	10	5	4	7	15	19

Consolidated total	$271	$286	$293	$250	$256	$260	$281	$850	$766

Operating income (loss)
Pipelines	$324	$276	$234	$321	$251	$221	$270	$834	$793
Exploration and Production	177	229	228	191	161	138	135	634	490
Marketing	(136)	(20)	(13)	200	8	(113)	(186)	(169)	95
Power	(5)	(9)	(9)	(15)	(17)	(14)	(15)	(23)	(46)
Corporate and other (1)	(25)	(25)	(23)	(14)	(40)	(14)	(41)	(73)	(68)

Consolidated total	$335	$451	$417	$683	$363	$218	$163	$1,203	$1,264

Earnings (losses) before interest expense and income taxes (EBIT)
Pipelines	$364	$318	$275	$346	$286	$253	$302	$957	$885
Exploration and Production	179	235	232	199	163	141	137	646	503
Marketing	(135)	5	(8)	208	13	(108)	(184)	(138)	113
Power	18	16	(67)	3	10	38	31	(33)	51
Corporate and other (1)	(210)	(104)	51	-	(34)	(17)	(37)	(263)	(51)

Consolidated total	$216	$470	$483	$756	$438	$307	$249	$1,169	$1,501

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses. Refer to page 12 for details.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007			2006				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2007	2006

Operating revenues	$644	$614	$586	$643	$580	$582	$597	$1,844	$1,805

Operating expenses
Operation and maintenance	192	207	222	194	201	233	205	621	628
Depreciation, depletion and amortization	94	91	94	93	93	92	92	279	278
Taxes, other than income taxes	34	40	36	35	35	36	30	110	106

Total operating expenses	320	338	352	322	329	361	327	1,010	1,012

Operating income	324	276	234	321	251	221	270	834	793

Equity earnings and other income, net	40	42	41	25	35	32	32	123	92

Earnings before interest expense and income taxes (EBIT)	$364	$318	$275	$346	$286	$253	$302	$957	$885

Discontinued Operations-ANR(1)
Operating revenues	$101	$-	$-	$194	$125	$120	$142	$101	$439
Operating expenses and other income	(957)	5	-	62	76	68	65	(952)	206

EBIT	$1,058	$(5)	$-	$132	$49	$52	$77	$1,053	$233

(1)	In December 2006, we agreed to sell our ANR pipeline Company, our Michigan storage assets and our 50-percent interest in Great Lakes Gas Transmission to TransCanada Corporation and its affiliates. We closed the transaction in February 2007 and recorded a gain of $1,007 million. In the second quarter of 2007, we reduced the gain by $5 million.

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2007			2006				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2007	2006

Tennessee Gas Pipeline	5,084	4,447	4,770	4,936	4,508	4,500	4,201	4,766	4,646
Southern Natural Gas	2,339	2,120	2,537	2,151	2,064	2,307	2,146	2,333	2,175
El Paso Natural Gas (1)	4,226	4,088	4,262	4,094	4,093	4,484	4,343	4,192	4,225
Colorado Interstate Gas (2)	4,762	4,779	4,957	3,807	4,142	4,579	4,665	4,833	4,179
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50	50

Total	16,461	15,484	16,576	15,038	14,857	15,920	15,405	16,174	15,275

Equity Investments (Ownership Percentage)
Citrus (50%)	887	979	1,224	892	1,103	1,148	892	1,031	1,049
Samalayuca & Gloria a Dios (50%)	217	223	237	215	223	227	220	229	222
San Fernando (50%)	475	475	475	475	475	475	475	475	475

Total	1,579	1,677	1,936	1,582	1,801	1,850	1,587	1,735	1,746

Total throughput	18,040	17,161	18,512	16,620	16,658	17,770	16,992	17,909	17,021

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007			2006				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2007	2006

Operating revenues
Natural gas	$408	$459	$431	$366	$326	$357	$357	$1,298	$1,049
Oil, condensate and natural gas liquids (NGL)	88	111	129	90	118	119	103	328	327
Other (1)	9	5	15	10	18	(20)	10	29	8

Total operating revenues	505	575	575	466	462	456	470	1,655	1,384

Operating expenses
Depreciation, depletion and amortization	170	189	194	146	156	163	180	553	465
Production costs	86	84	79	64	79	92	96	249	235
Cost of products and services	24	19	25	22	22	23	20	68	67
General and administrative expenses	46	49	46	42	41	38	35	141	121
Other	2	5	3	1	3	2	4	10	6

Total operating expenses	328	346	347	275	301	318	335	1,021	894

Operating income	177	229	228	191	161	138	135	634	490

Equity earnings and other income, net	2	6	4	8	2	3	2	12	13

Earnings before interest expense and income taxes (EBIT)	$179	$235	$232	$199	$163	$141	$137	$646	$503

(1)	Includes mark-to-market earnings / (losses) on derivatives not designated as accounting hedges.

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2007			2006				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2007	2006

Natural Gas Sales Volumes (MMcf/d)
Onshore	321	324	322	297	303	308	312	322	303
Texas Gulf Coast	162	171	170	164	155	152	150	168	157
Gulf of Mexico and South Louisiana	134	150	156	91	112	138	154	147	114
International	13	12	12	26	19	19	14	12	21

Total Natural Gas Sales Volumes	630	657	660	578	589	617	630	649	595

Oil, Condensate and NGL Sales Volumes (MBbls/d)
Onshore	7	7	6	6	7	7	7	7	7
Texas Gulf Coast	4	5	6	5	5	5	5	5	5
Gulf of Mexico and South Louisiana	8	8	8	7	9	8	9	8	8
International	1	1	1	1	1	1	1	1	1

Total Oil, Condensate and NGL Sales Volumes	20	21	21	19	22	21	22	21	21

Equivalent Sales Volumes (MMcfe/d)
Onshore	363	368	362	334	345	349	354	364	342
Texas Gulf Coast	189	202	205	195	187	183	182	199	189
Gulf of Mexico and South Louisiana	182	202	206	133	165	189	209	196	162
International	16	14	14	32	22	23	17	15	26

Total Equivalent Sales Volumes	750	786	787	694	719	744	762	774	719

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	54	53	45	50	49	48	52	51	49
Oil, Condensate and NGL (MBbls/d)	3	3	3	3	3	3	3	3	3
Total Equivalent Sales Volumes (MMcfe/d)	70	71	61	71	66	66	68	67	67

Weighted Average Realized Prices
Natural gas including hedges ($/Mcf)	$7.19	$7.67	$7.12	$7.03	$6.08	$6.30	$6.15	$7.33	$6.46
Natural gas excluding hedges ($/Mcf)	$6.46	$7.17	$5.92	$7.77	$6.34	$6.31	$6.21	$6.52	$6.79
Oil, condensate and NGL including hedges ($/Bbl)	$49.32	$56.87	$66.26	$51.25	$60.64	$60.81	$50.58	$57.71	$57.81
Oil, condensate and NGL excluding hedges ($/Bbl)	$50.07	$57.50	$66.82	$52.60	$60.64	$60.81	$50.58	$58.36	$58.22

Transportation costs
Natural gas ($/Mcf)	$0.31	$0.24	$0.29	$0.24	$0.22	$0.23	$0.24	$0.28	$0.23
Oil, condensate and NGL ($/Bbl)	$0.76	$0.68	$0.84	$1.25	$0.80	$0.71	$0.58	$0.76	$0.91

Cash operating costs ($/Mcfe)
Average lease operating costs	$0.95	$0.85	$0.83	$0.73	$0.87	$1.03	$1.12	$0.87	$0.89
Average production taxes	0.32	0.33	0.26	0.29	0.33	0.32	0.24	$0.31	$0.31

Total production costs	1.27	1.18	1.09	1.02	1.20	1.35	1.36	$1.18	$1.20
Average general and administrative expenses	0.69	0.68	0.64	0.67	0.62	0.57	0.50	$0.67	$0.62
Average taxes, other than production and income taxes	0.03	0.06	0.04	0.02	0.04	0.03	0.05	$0.04	$0.03

Total cash operating costs	$1.99	$1.92	$1.77	$1.71	$1.86	$1.95	$1.91	$1.89	$1.85

Unit of production depletion costs ($/Mcfe)	$2.40	$2.52	$2.56	$2.20	$2.24	$2.27	$2.45	$2.50	$2.24

MARKETING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007			2006				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2007	2006

Gross margin	$(135)	$(16)	$(9)	$205	$18	$(105)	$(176)	$(160)	$118

Operating expenses
Operation and maintenance	-	3	4	3	9	6	10	7	18
Depreciation, depletion and amortization	1	1	-	1	1	1	1	2	3
Taxes, other than income taxes	-	-	-	1	-	1	(1)	-	2

Total operating expenses	1	4	4	5	10	8	10	9	23

Operating income (loss)	(136)	(20)	(13)	200	8	(113)	(186)	(169)	95

Other income, net	1	25	5	8	5	5	2	31	18

Earnings (loss) before interest expense and income taxes (EBIT)	$(135)	$5	$(8)	$208	$13	$(108)	$(184)	$(138)	$113

MARKETING
OPERATING DATA

	2007			2006						Year-to-Date
($ in millions)	First	Second	Third	First		Second		Third	Fourth	2007	2006

Price Risk Management Statistics
Forward Trading Book	$(917)	$(894)	$(865)	$(540)		$(523)		$(609)	$(433)	$(865)	$(609)

Average VAR (1)	$5	$2	$2	$11		$9		$6	$4	$3	$8

Physical Gas Delivery (BBtu/d)	1,098	1,176	1,209	1,230		1,194		1,252	1,217	1,161	1,226
Physical Power Sales (MMWh)	1,312	1,315	1,261	10,392		7,991		3,500	1,957	3,888	21,883
Financial Settlements (BBtue/d)	1,812	2,560	2,137	5,759		5,517		5,313	5,173	2,171	$5,528

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk (VAR) (1)
One Day VAR-95% Confidence Level at 9/30/07					1
Average VAR-95% Confidence Level during 2007					3
High VAR-95% Confidence Level during 2007					6
Low VAR-95% Confidence Level during 2007					1

				September 30, 2007

Risk Management Assets and Liabilities				Forward
Mark to Market Value and Cash Liquidation				Trading Book		Return of Cash Collateral (2)		Total Cash Expectations

2007				$(42)			$-	$(42)
2008				(195)			13	(182)
2009				(182)			13	(169)
2010				(124)			-	(124)
2011				(103)			-	(103)
Remainder				(219)			-	(219)

Total				$(865)			$26	$(839)

(1)	VAR was calculated using the historical simulation methodology at a 95% confidence level and includes all MtM based trading contracts except for those trading contracts that relate to our E&P segment’s forecasted sales volumes.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in Exploration and Production’s segment’s non-trading book.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007			2006				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2007	2006

Gross margin and other revenue	$(1)	$(2)	$(2)	$-	$-	$-	$(1)	$(5)	$-

Operating expenses
Operation and maintenance	4	7	5	14	16	14	13	16	44
Depreciation, depletion and amortization	-	-	1	-	1	-	1	1	1
Taxes, other than income taxes	-	-	1	1	-	-	-	1	1

Total operating expenses	4	7	7	15	17	14	14	18	46

Operating loss	(5)	(9)	(9)	(15)	(17)	(14)	(15)	(23)	(46)

Equity earnings and other income, net	23	25	(58)	18	27	52	46	(10)	97

Earnings before interest expense and income taxes (EBIT)	$18	$16	$(67)	$3	$10	$38	$31	$(33)	$51

EBIT by Region:
Domestic Power	$-	$-	$-	$(6)	$(3)	$11	$8	$-	$2
International Power	21	22	(62)	10	16	20	5	(19)	46
Power G&A and Other	(3)	(6)	(5)	(1)	(3)	7	18	(14)	3

Total Power	$18	$16	$(67)	$3	$10	$38	$31	$(33)	$51

Discontinued operations
EBIT	$-	$-	$-	$(15)	$4	$(3)	$(4)	$-	$(14)

CORPORATE AND OTHER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007			2006				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2007	2006

Gross margin and other revenue	$9	$12	$9	$9	$8	$(2)	$8	$30	$15

Operating expenses
Operation and maintenance	26	28	34	12	41	7	39	88	60
Depreciation, depletion and amortization	6	5	4	10	5	4	7	15	19
Taxes, other than income taxes	2	4	(6)	1	2	1	3	-	4

Total operating expenses	34	37	32	23	48	12	49	103	83

Operating loss	(25)	(25)	(23)	(14)	(40)	(14)	(41)	(73)	(68)

Loss on debt extinguishment	(201)	(86)	-	(6)	(3)	(17)	-	(287)	(26)
Equity earnings and other income, net	16	7	74	20	9	14	4	97	43

Earnings (losses) before interest expense and income taxes (EBIT)	$(210)	$(104)	$51	$-	$(34)	$(17)	$(37)	$(263)	$(51)

EBIT by Business Unit:
Telecom	$4	$1	$-	$2	$1	$(1)	$3	$5	$2
Corporate	(214)	(105)	51	(2)	(35)	(16)	(40)	(268)	(53)

Total EBIT	$(210)	$(104)	$51	$-	$(34)	$(17)	$(37)	$(263)	$(51)

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.